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                       UNIVEST CORPORATION OF PENNSYLVANIA
                          SUPPLEMENTAL RETIREMENT PLAN

                                  EXHIBIT 10.3

      THIS PLAN, hereby adopted this 28th day of September, 1994, by UNIVEST CORPORATION OF PENNSYLVANIA (herein referred to as the "Employer").

                                   WITNESSETH:

      WHEREAS, the Employer desires to provide supplemental retirement benefits to those of its employees: (i) whose benefit under the Univest Corporation of Pennsylvania Retirement Plan was in fact affected by the changes made to Internal Revenue Code Section 401(a) (17) as enacted in the Omnibus Budget Reconciliation Act of 1993; and (ii) who are participants in the Univest Corporation of Pennsylvania Retirement Plan; and

      WHEREAS, it is the intention of the Employer to provide such supplemental retirement benefits in accordance with the terms and conditions set forth herein.

      NOW, THEREFORE, the Employer hereby adopts the within Univest Corporation of Pennsylvania Supplemental Retirement Plan, effective the day and year first above written.

                                    ARTICLE I

                                  DEFINITIONS

      The following words and phrases used in this Plan shall have the meaning set forth below unless a different meaning is clearly required by context:

      "Act" means the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

      "Board" means the Board of Directors of Univest Corporation of Pennsylvania.

      "Eligible Employee" means any Employee: (i) whose benefit under the Qualified Plan was in fact affected by the changes made to Internal Revenue Code
Section 401(a) (17) as enacted in the Omnibus Budget Reconciliation Act of 1993;
(ii) is a participant in the Qualified Plan with at least five (5) Years of Service as defined therein; and (iii) whose date of hire with Employer precedes January 1, 1994.

      "Employee" means any person who is employed by the Employer.
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      "Employer" means Univest Corporation of Pennsylvania, or to the extent provided in Section 6.13 below, any successor corporation or entity resulting from a merger or consolidation into or with the Employer or a transfer or sale of substantially all of the assets of the Employer.

      "Participant" means any Eligible Employee.

      "Plan" means the Univest Corporation of Pennsylvania Supplemental Retirement Plan as set forth in this instrument, including all amendments thereto.

      "Qualified Plan" means the Univest Corporation of Pennsylvania Retirement Plan, as amended from time to time, and each successor or replacement thereof.

      "Qualified Plan Retirement Benefit" means the monthly benefit payable to the Participant under the Qualified Plan (not including any amount payable as the result of being a Participant in the Pennview Savings Association Amended and Restated Split Funded Defined Benefit Pension Plan) by reason of his termination of employment with the Employer and all affiliates for any reason other than death.

      "Qualified Plan Surviving Spouse Benefit" means the "minimum spouse's death benefit" as set forth in Section 5.4 of the Qualified Plan.

      "Surviving Spouse" means the spouse of a Participant as determined under the Qualified Plan.

                                   ARTICLE II

                                 ADMINISTRATION

      2.1 Designation of Administrator The Employer shall function as the Administrator.

      2.2 Powers and Duties of the Administrator

            The primary responsibility of the Administrator is to administer the Plan for the exclusive benefit of the Participants, subject to the specific terms of the Plan. The Administrator shall administer the Plan in accordance with its terms and shall have the power and discretion to construe the terms of the Plan and to determine all questions arising in connection with the administration, interpretation, and application of the Plan. Any such determination by the Administrator shall be conclusive and binding upon all persons. The Administrator may establish procedures, correct any defect, supply any information, or reconcile any inconsistency in such manner and to such extent as shall be deemed necessary or advisable to carry out the purpose of the Plan; provided, however, that any procedure,


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discretionary act, interpretation or construction shall be done in a nondiscriminatory manner based upon uniform principles consistently applied.

      The Administrator shall be charged with the duties of the general administration of the Plan, including, but not limited to, the following:

            (a) the discretion to determine all questions relating to the eligibility of Employees to participate or remain a Participant hereunder and to receive benefits under the Plan;

            (b) to compute and certify the amount and the kind of benefits to which any Participant shall be entitled hereunder;

            (c) to maintain all necessary records for the administration of the Plan;

            (d) to interpret the provisions of the Plan and to make and publish such rules for regulation of the Plan as are consistent with the terms hereof; and

            (e) to assist any Participant regarding his rights, benefits, or elections available under the Plan.

      2.3 Records and Reports

            The Administrator shall keep a record of all actions taken and shall keep all other books of account, records, and other data which may be necessary for proper administration of the Plan and shall be responsible for supplying all information and reports to the Internal Revenue Service, Department of Labor, Participants and others as required by law.

      2.4 Appointment of Advisors

            The Administrator may appoint counsel, specialists, advisers, and other persons as the Administrator deems necessary or desirable in connection with the administration of this Plan.

      2.5 Payment of Expenses

            All expenses of administration shall be paid by the Employer. Such expenses shall include any expenses incident to the functioning of the Administrator, including, but not limited to, fees of accountants, counsel, and other specialists and their agents, and other costs of administering the Plan.

      2.6 Claims Procedure

            Claims for benefits under the Plan may be filed in writing with the Administrator. Written notice of the disposition of a claim shall be furnished to the claimant within 90 days after the application

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 is filed. In the event the claim is denied, the reasons for the denial shall be specifically set forth in the notice in language calculated to be understood by the claimant, pertinent provisions of the Plan shall be cited, and where appropriate, an explanation as to how the claimant can perfect the claim will be provided. In addition, the claimant shall be furnished with an explanation of the Plan's claims review procedure.

      2.7 Claims Review Procedure

            Any Participant or Surviving Spouse, who has been denied a benefit by a decision of the Administrator shall be entitled to request the Administrator to give further consideration to his claim by filing with the Administrator (on a form which may be obtained from the Administrator) a request for a hearing. Such request, together with a written statement of the reasons why the claimant believes his claim should be allowed, shall be filed with the Administrator no later than sixty (60) days after receipt of the written notification provided for in Section 2.6. The Administrator shall then conduct a hearing within the next sixty (60) days, at which the claimant may be represented by an attorney or any other representative of his choosing and at which the claimant shall have an opportunity to submit written and oral evidence and arguments in support of his claim. At the hearing (or prior thereto upon five (5) business days written notice to the Administrator, the claimant or his representative shall have an opportunity to review all documents in the possession of the Administrator which are pertinent to the claim at issue and its disallowance. Either the claimant or the Administrator may cause a court reporter to attend the hearing and record the proceedings. In such event, a complete written transcript of the proceedings shall be furnished to both parties by the court reporter. The full expense of any such court reporter and such transcripts shall be borne by the party causing the court reporter to attend the hearing. A final decision as to the allowance of the claim shall be made by the Administrator within sixty (60) days of receipt of the appeal (unless there has been an extension of sixty (60) days due to special circumstances, provided the delay and the special circumstances occasioning it are communicated to the claimant within the sixty (60) day period). Such communication shall be written in a manner calculated to be understood by the claimant and shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based.

                                   ARTICLE III

                                  ELIGIBILITY

      3.1 Designation of Eligibility

            Each Employee shall become eligible to become a Participant in this Plan upon becoming an Eligible Employee, provided that the


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Employee is employed on that date. No other Employee of the Employer shall have any right to participate in this Plan.

      3.2 Effective Date of Participation

            The Eligible Employee has become a Participant effective as of the date the Employee attains the status of an Eligible Employee. The Employer shall notify the Employee in writing that the Eligible Employee has become a Participant in this Plan.

      3.3 Termination of Eligibility

            Once an Eligible Employee becomes a Participant, he shall remain a Participant until his termination of employment with the employer and thereafter until all benefits to which he or his Surviving Spouse is entitled under the Plan have been paid; provided, however, that if a Participant ceases to be a participant in the Qualified Plan prior to the first to occur of his Retirement Date and the date of his termination of employment with the Employer, he shall cease to be a Participant on the date he ceases to be a Participant in the Qualified Plan.

                               ARTICLE IV BENEFITS

      4.1 Supplemental Retirement Plan Benefit

            The Supplemental Retirement Plan Benefit payable to a Participant shall be a monthly amount equal to the difference between (i) the monthly amount of the Qualified Plan Retirement Benefit to which the Participant would have been entitled under the Qualified Plan if such Qualified Plan Retirement Benefit were computed subject to Code Section 401 (a)(17) as in effect prior to the effective date of the changes made to Section 401(a)(17) as enacted in the Omnibus Budget Reconciliation Act of 1993; LESS (ii) the monthly amount of the Qualified Plan Retirement Benefit actually payable to the Participant. The amounts described in (i) and (ii) shall be computed as of the date of termination of employment of the Participant with the Employer.

      4.2 Form of Supplemental Retirement Plan Benefit

            The Supplemental Retirement Benefit payable to a Participant shall be paid in the same form under which the Qualified Plan Retirement Benefit is payable to the Participant. The Participant's election under the Qualified Plan of any optional form of payment of his Qualified Plan Retirement Benefit (with the consent of his Surviving Spouse where required under the Qualified Plan) shall also be applicable to the payment of his Supplemental Retirement Benefit.


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      4.3 Commencement of Supplemental Retirement Plan Benefit

            Payment of the Supplemental Retirement Plan Benefit to a Participant shall commence on the same date as payment of a Qualified Plan Retirement Benefit to the Participant commences. Any election under the Qualified Plan made by the Participant with respect to the commencement of payment of his Qualified Plan Retirement Plan shall also be applicable with respect to the commencement of payment of his Supplemental Retirement Plan Benefit. The payment of the Supplemental Retirement Plan Benefit shall terminate on the same date on which the Qualified Plan Retirement Benefit is no longer payable under the Qualified Plan.

      4.4 Supplemental Surviving Spouse Benefit

            If a Participant dies prior to commencement of payment of his Qualified Plan Retirement Benefit under circumstances in which a Qualified Plan Surviving Spouse Benefit is payable to a Surviving Spouse, then a Supplemental Surviving Spouse Benefit is payable to his Surviving Spouse as hereinafter provided. The monthly amount of the Supplemental Surviving Spouse Benefit payable to a Surviving Spouse shall be equal to the difference between (i) the monthly amount of the Qualified Plan Surviving Spouse Benefit to which the surviving spouse would have been entitled under the Qualified Plan if such Qualified Plan Surviving Spouse benefit were computed subject to Code Section 401 (a) (17) as in effect prior to the effective date of the changes made to
Section 401(a)(17) as enacted in the Omnibus Budget Reconciliation Act of 1993; LESS the monthly amount of the Qualified Plan Surviving Spouse Benefit actually payable to the Surviving Spouse under the Qualified Plan.

      4.5 Form and Commencement of Supplemental Surviving Spouse Benefit

            A Supplemental Surviving Spouse Benefit shall be payable over the lifetime of the Surviving Spouse only in monthly installments commencing on the date for commencement of payment of the Qualified Plan Surviving Spouse Benefit to the Surviving Spouse and terminating on the date of the date of last payment of the Qualified Plan Surviving Spouse Benefit made before the Surviving Spouse's death.

                                    ARTICLE V

                         PLAN AMENDMENT AND TERMINATION

      5.1 Amendment and Termination

            The Board shall have the right at any time to amend or terminate the Plan. Any such amendment or termination shall be made pursuant to a resolution of the Board and shall be effective as of the date set forth in such resolution.'


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      5.2 Effect of Amendment or Termination

            No amendment or termination of the Plan shall directly or indirectly deprive any current or former Participant or Surviving Spouse of all or any portion of any Supplemental Retirement Benefit or Supplemental Surviving Spouse Benefit payment of which has commenced prior to the effective date of such amendment or termination or which would be payable if the Participant terminated employment for any reason, including death, on such effective date.

                                   ARTICLE VI

                                 MISCELLANEOUS

      6.1 Funding

            The Plan at all times shall be entirely unfunded and no provision shall at any time be made with respect to segregating any assets of the Employer for the payment of any benefits hereunder. No Participant, Surviving Spouse or any other person shall have any interest in any particular assets of the Employer by reason of the right to receive a benefit under the Plan and any such Participant, Surviving Spouse or other person shall have only the rights of a general unsecured creditor of the Employer with respect to any rights under the Plan.

      6.2 General Conditions

            Except as otherwise expressly provided herein, all terms and conditions of the Qualified Plan applicable to a Qualified Plan Retirement Benefit or a Qualified Plan Surviving Spouse Benefit shall also be applicable to a Supplemental Retirement Benefit or Supplemental Surviving Spouse Benefit payable hereunder. Any Qualified Plan Retirement Plan or Qualified Plan Surviving Spouse Benefit, or any other benefit payable under the Qualified Plan, shall be paid solely in accordance with the terms and conditions of the Qualified Plan and nothing in this Plan shall operate or be construed in any way to modify, amend or affect the terms and provisions of the Qualified Plan.

      6.3 No Guarantee of Benefits

            Nothing contained in the Plan shall constitute a guarantee by the Employer or any other entity or person that the assets of the Employer will be sufficient to pay any benefit hereunder.

      6.4 Participant's Rights

            This Plan shall not be deemed to constitute a contract between the Employer and any Participant or to be a consideration or an inducement for the employment of any Participant or Employee. Nothing contained in this Plan shall be deemed to give any Participant or Employee the right to be retained in the service of the Employer or


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to interfere with the right of the Employer to discharge any Participant or
Employee at any time regardless of the effect which such discharge shall have upon him as a Participant of this Plan.

       6.5  Alienation

            No benefit which shall be payable under this Plan to any person (including a Participant or his Surviving Spouse) shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be void; and no such benefit shall in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements, or torts of any such person, nor shall it be subject to attachment or legal process for or against such person, and the same shall not be recognized by the Employer, except to such extent as may be required by law.

      6.6 Benefits Not Considered Salary

            Any benefit which may be payable under this Plan shall not be deemed to be salary or other compensation to the Participant but shall be deemed to be a pension benefit. No benefit payable under this Plan shall be utilized for the purpose of computing benefits which the Employee may be entitled to under any pension plan or other arrangement of the Employer for the benefit of its employees.

      6.7 Construction of Plan

            This Plan shall be construed and enforced according to the Act and the laws of the Commonwealth of Pennsylvania, other than its laws respecting choice of law, to the extent not pre-empted by the Act.

      6.8 Gender and Number

            Whenever any words are used herein in the masculine, feminine or neuter gender, they shall be construed as though they were also used in another gender in all cases where they would so apply, and whenever any words are used herein in the singular or plural form, they shall be construed as though they were also used in the other form in all cases where they would so apply.

      6.9 Receipt and Release for Payments

            Any payment to any Participant or Surviving. Spouse in accordance with the provisions of the Plan, shall, to the extent thereof, be in full satisfaction of all claims hereunder against the Employer who may require such Participant or Surviving Spouse, as a condition precedent to such payment, to execute a receipt and release thereof in such form as shall be determined by the Employer.


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      6.10 Benefits

            If the actual value of any Supplemental Retirement Benefit or Supplemental Surviving Spouse Benefit is less than $3,500, the Employer may pay the actual value of such Benefit to the Participant or Surviving Spouse in a single lump sum in lieu of any further benefit payments hereunder.

      6.11 Incapacity of Recipient

            If any person entitled to a benefit payment under the Plan is deemed by the Employer to be incapable of personally receiving and giving a valid receipt for such payment, then, unless and until claim therefor shall have been made by a duly appointed guardian or other legal representative of such person, the Employer may provide for such payment or any part thereof to be made to any other person or institution then contributing toward or providing for the care or maintenance of such person. Any such payment shall be a payment for the account of such person and a complete discharge of any liability of the Employer and the Plan therefor.

      6.12 Limitations on Liability

            Notwithstanding any of the preceding provisions of the Plan, neither the Employer or any individual acting as an employee or agent of the Employer shall be liable to any Participant, former Participant, Surviving Spouse or any other person for any claim, loss, liability or expense incurred in connection with the Plan.

      6.13 Corporate Successors

            The Plan shall not be automatically terminated by a transfer or sale of assets of the Employer or by the merger or consolidation of the Employer into or with any other corporation or other entity, but the Plan shall be continued after such sale, merger, or consolidation, only if and to the extent that the transferee, purchaser or successor entity agrees to continue the Plan. In the event the Plan is not continued by the transferee, purchaser or successor, then the Plan shall terminate subject to the provisions of Section 5.2.

      6.14 Headings

            The headings and subheadings of this Plan have been inserted for convenience of reference and are to be ignored in any constructions of the provisions hereof.


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      IN WITNESS WHEREOF, this Plan has been executed the day and year first above written.

                                           EMPLOYER:

                                           UNIVEST CORPORATION OF
                                           PENNSYLVANIA


Attest:   /s/ Robert H. Schong                By:   /s/ Merrill S. Moyer
        -----------------------------         --------------------------------
                Secretary                                  President

 (CORPORATE SEAL)


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